Note 6	6 Months Ended
Jun. 30, 2021
Risk Management [Abstract]
Disclosure of risk management [Text Block]	Risk managementThe principles and risk management policies, as well as tools and procedures established and implemented in the Group as of June 30, 2021 do not differ significantly from those included in Note 7 in the consolidated financial statements of the Group for the year ended December 31, 2020.
BBVA Group has processes in place for identifying risks and analyzing scenarios in order to enable the Group to manage risks in a dynamic and proactive way.
The risk identification processes are forward looking to seek the identification of emerging risks and take into account the concerns of both the business areas, which are close to the reality of the different geographical areas, and the corporate areas and senior management.
Risks are identified and measured consistently using the methodologies deemed appropriate in each case. Their measurement includes the design and application of scenario analyses and stress testing and considers the controls to which the risks are subjected.
As part of this process, a forward projection of the risk appetite framework variables in stress scenarios is conducted in order to identify possible deviations from the established thresholds. If any such deviations are detected, appropriate measures are taken to keep the variables within the target risk profile.
In this context, there are a number of emerging risks that could affect the evolution of the Group’s business, including the below:
Risk associated with the COVID-19 pandemic
The COVID-19 (coronavirus) pandemic has affected and is expected to continue to adversely affect the world economy, and economic activity and conditions in the countries in which the Group operates, despite the recent gradual improvement driven by the increasing distribution of effective vaccines and growing inoculation of the population of these countries. This recession is expected to be followed by high but uneven activity growth across sectors and geographies in 2021. Among other challenges, these countries are still dealing with experiencing very high increases in unemployment levels, weak activity, supply disruptions and increasing inflationary pressures, while public debt has significantly increased due to the support and spending measures implemented by authorities. Furthermore, an increase in loan losses by both companies and individuals is expected, which has so far been slowed down by the impact of government and sector support measures, including bank payment deferrals and direct aid measures. In addition, volatility in the financial markets may continue, affecting exchange rates and the value of assets and investments, all of which has adversely affected the Group's results in 2020 and is expected to continue to affect them in the future.
Furthermore, the Group has been and may continue to be affected by the specific measures or recommendations adopted by authorities in the banking sector, such as variations in reference interest rates, the relaxation of prudential requirements, the suspension of dividend payments, the deferral of monthly installments for certain loans and the implementation of credit lines with public guarantees, especially to companies and self-employed individuals, as well as any changes in financial assets purchase programs by the ECB. Although as of June 30, 2021, the majority of the amounts of the payment deferrals granted due to the COVID-19 pandemic have already expired and, therefore, it has been possible to observe the payment behavior for many customers, there are still existing transactions that expire in the second half of 2021. Hence, as of June 30, 2021, it is not possible to anticipate completely the behavior of the existing operations because it cannot yet be assured that economic conditions will improve during that period.
Since the outbreak of the COVID-19 pandemic, the Group has experienced a decline in its activity. For instance, the granting of new loans to individuals has decreased since mobility restriction measures were approved in certain countries in which the Group operates. In addition, the Group faces various risks, such as a greater risk of volatility of the value of its assets (including financial instruments valued at fair value, which may suffer significant fluctuations) and of the securities held for liquidity reasons, an even further increase in impaired loans and risk-weighted assets, as well as a negative impact on the Group's financing cost and its access to financing (especially in an environment where credit ratings are affected). As of June 30, 2021, 5,5% of the Group's exposure is placed in sectors identified as most vulnerable to the current environment, especially leisure, commercial real estate, non-food retailers (excluding those developed markets where recovery is observed) and air transportation.
Additionally, in several of the countries in which the Group operates, including Spain, the Group has closed branches, reduced opening hours to the public depending on the confinement measures established in each geography, and the teams which provide central services have been working remotely, and continue to do so. Despite the fact these measures have been partially reversed, it is unclear how long it will take before they can be fully reversed due to the persistence of the COVID-19 pandemic. Furthermore, the pandemic could adversely affect the business and operations of third parties that provide critical services to the Group and, in particular, the higher demand and/or the lower availability of certain resources could, in some cases, make it more difficult for the Group to maintain the required service levels. In addition, the widespread use of remote work has increased the risks related to cybersecurity, as the use of non-corporate networks has increased.
Therefore, the COVID-19 pandemic has had an adverse effect on the Group's results and capital base.
Macroeconomic and geopolitical risks
The Global economy is recovering from the crisis caused by the COVID-19 pandemic, which resulted in a fall of around 3.2% of global GDP in 2020. Improved activity in the first half of 2021 was primarily due to the increasing rollout of coronavirus vaccines—which has allowed a relatively rapid reopening of the economy—as well as to strong monetary and fiscal stimuli. Similarly, recovery in global growth has been accompanied by higher pressure on prices than expected, mainly in the United States, where consumer inflation reached 5.4% in June 2021.
It is hoped that increased vaccination will enable greater control of the pandemic and that economic policy will remain focused on supporting economic activity. Economic recovery is therefore most likely to continue. According to BBVA Research, global GDP will increase by around 6.3% in 2021 and 4.7% in 2022, inflation will gradually moderate in the coming quarters as the supply of products and services reacts to the recent increase in demand, and monetary policy benchmark interest rates will remain at all-time lows in the United States, where growth will reach 6.7% in 2021 and 4.8% in 2022. Meanwhile, several factors, such as the United States Federal Reserve's withdrawal of monetary stimuli, more persistent inflation, or new coronavirus variants, are contributing to uncertainty remaining exceptionally high and pose a risk to the expected economic recovery scenario.
With regard to the banking system, in an environment in which much of the economic activity has been at a partial standstill for several quarters, the services it provides have played an essential role. There are two main reasons for this: first, the banks have ensured the proper functioning of collections and payments for households and companies, thereby contributing to the maintenance of economic activity; second, the granting of new credit or the renewal of existing credit has reduced the impact of the economic slowdown on household and business incomes. The support provided by the banks over the months of lockdown and public guarantees have been essential in softening the impact of the crisis on companies' liquidity and solvency, meaning that banking has become the main source of funding for most companies.
In terms of profitability, European banks (including Spanish banks) have deteriorated from the outset of the crisis, primarily because many entities made high allocations for provisions for financial asset impairment in the first half 2020 as a result of the worsening macroeconomic environment following the pandemic outbreak. However, the profitability of European banks recovered strongly in the first quarter of 2021. According to data published by the Risk Dashboard of the European Banking Authority (hereinafter "EBA"), the average ROE for the major EU banking groups (covering approximately 80% of the banking business in Europe) rose from 1.9% in 2020 to 7.6% in the first quarter due to the widespread signs of economic recovery. Furthermore, the accumulation of capital by banks and the very low interest-rate environment we have found ourselves in for several years will continue to put pressure on bank profitability. Nevertheless, European entities are facing this situation from a healthy position and with solvency that has been constantly increasing since the 2008 crisis, with reinforced capital and liquidity buffers and, therefore, with a greater capacity to lend. Regulatory and reputational risks
Financial institutions are exposed to a complex and ever-changing regulatory environment defined by governments and regulators. This can affect their ability to grow and the capacity of certain businesses to develop, and result in stricter liquidity and capital requirements with lower profitability ratios. The Group constantly monitors changes in the regulatory framework that allow for anticipation and adaptation to them in a timely manner, adopt industry practices and more efficient and rigorous criteria in its implementation.
The financial sector is under ever closer scrutiny by regulators, governments and society itself. In the course of activities, situations which might cause relevant reputational damage to the entity could raise and might affect the regular course of business. The attitudes and behaviors of the Group and its members are governed by the principles of integrity, honesty, long-term vision and industry practices through, inter alia, the internal control model, the Code of Conduct, the Corporate Principles in tax matters and Responsible Business Strategy of the Group.
Business, operational and legal risks.
New technologies and forms of customer relationships: Developments in the digital world and in information technologies pose significant challenges for financial institutions, entailing threats (new competitors, disintermediation, etc.) but also opportunities (new framework of relations with customers, greater ability to adapt to their needs, new products and distribution channels, etc.). Digital transformation is a priority for the Group as it aims to lead digital banking of the future as one of its objectives.
Technological risks and security breaches: The Group is exposed to new threats such as cyber-attacks, theft of internal and customer databases, fraud in payment systems, etc. that require major investments in security from both the technological and human point of view. The Group gives great importance to the active operational and technological risk management and control.
Regarding legal risks, the financial sector faces an environment of increasing regulatory and litigious pressure, and thus, the various Group entities are usually party to individual or collective judicial proceedings (including class actions) resulting from their activity and operations, as well as arbitration proceedings. The Group is also party to other government procedures and investigations, such as those carried out by the antitrust authorities in certain countries which, among other things, have in the past and could in the future result in sanctions, as well as lead to claims by customers and others. In addition, the regulatory framework, in the jurisdictions in which the Group operates, is evolving towards a supervisory approach more focused on the opening of sanctioning proceedings while some regulators are focusing their attention on consumer protection and behavioral risk.
In Spain and in other jurisdictions where the Group operates, legal and regulatory actions and proceedings against financial institutions, prompted in part by certain judgments in favor of consumers handed down by national and supranational courts (with regards to matters such as credit cards and mortgage loans), have increased significantly in recent years and this trend could continue in the future. The legal and regulatory actions and proceedings faced by other financial institutions in relation to these and other matters, especially if such actions or proceedings result in favorable resolutions for the consumer, could also adversely affect the Group.
All of the above may result in a significant increase in operating and compliance costs or even a reduction of revenues, and it is possible that an adverse outcome in any proceedings (depending on the amount thereof, the penalties imposed or the procedural or management costs for the Group) could damage the Group's reputation, generate a knock-on effect or otherwise adversely affect the Group.
It is difficult to predict the outcome of legal and regulatory actions and proceedings, both those to which the Group is currently exposed and those that may arise in the future, including actions and proceedings relating to former Group subsidiaries or in respect of which the Group may have indemnification obligations. Any of such outcomes could be significantly adverse to the Group. In addition, a decision in any matter, whether against the Group or against another credit entity facing similar claims as those faced by the Group, could give rise to other claims against the Group. In addition, these actions and proceedings attract resources from the Group and may occupy a great deal of attention on part of the Group's management and employees.
As of June 30, 2021, the Group had €580 million in provisions for the proceedings it is facing (included in the line "Provisions for litigation and pending tax cases" in the consolidated balance sheet) (see Note 23), of which €536 million correspond to legal contingencies and €44 million to tax related matters. However, the uncertainty arising from these proceedings (including those for which no provisions have been made, either because it is not possible to estimate them or for other reasons) makes it impossible to guarantee that the possible losses arising from these proceedings will not exceed, where applicable, the amounts that the Group currently has provisioned and, therefore, could affect the Group's consolidated results in a given period.
As a result of the above, legal and regulatory actions and proceedings currently faced by the Group or to which it may become subject in the future or otherwise affected by, individually or in the aggregate, if resolved in whole or in part adversely to the Group's interests, could have a material adverse effect on the Group’s business, financial condition and results of operations.
Spanish judicial authorities are investigating the activities of Centro Exclusivo de Negocios y Transacciones, S.L. (Cenyt). Such investigation includes the provision of services by Cenyt to the Bank. On 29th July, 2019, the Bank was named as an investigated party (investigado) in a criminal judicial investigation (Preliminary Proceeding No. 96/2017 – Piece No. 9, Central Investigating Court No. 6 of the National High Court) for alleged facts which could be constitutive of bribery, revelation of secrets and corruption. On February 3, 2020, the Bank was notified by the Central Investigating Court No. 6 of the National High Court of the order lifting the secrecy of the proceedings. Certain current and former officers and employees of the Group, as well as former directors have also been named as investigated parties in connection with this investigation. The Bank has been and continues to be proactively collaborating with the Spanish judicial authorities, including sharing with the courts the relevant information obtained in the internal investigation hired by the entity in 2019 to contribute to the clarification of the facts. As of the date of the approval of the Condensed Interim Consolidated Financial Statements, no formal accusation against the Bank has been made.
This criminal judicial proceeding is at the pre-trial phase. Therefore, it is not possible at this time to predict the scope or duration of such proceeding or any related proceeding or its or their possible outcomes or implications for the Group, including any fines, damages or harm to the Group’s reputation caused thereby.
Credit risk
Since the beginning of the pandemic, the Group has offered payment deferral to its customers (retail, SMEs and wholesale) in all the geographies where it operates. These moratoriums have been both legislative (based on national laws) and non-legislative (based on sectorial or individual schemes), aimed at mitigating the effects of COVID-19. Depending on the cases, the payment of principal and / or interest has been postponed, maintaining the original contract. Generally, these deferrals have been given for a period of less than one year. This measure has been extended to different sectors, being Leisure and Real Estate, the main users. The deadline to qualify for the moratorium has expired in most of the geographies except for Colombia and Turkey (deadline in the third quarter of 2021) after the extension of the originally set period.
Specifically, the Group's participation in the following moratorium or public guarantee measures by geography stands out:
•In Spain, payment deferral measures have been covered mainly by Royal Decree Law 8/2020 and 11/2020, as well as the sectorial agreement promoted by the Spanish Banking Association (hereinafter “AEB”) to which BBVA has adhered.
The moratoriums covered by the Royal Decree Law ("RDL") have been proposed to the especially vulnerable groups indicated in the regulation. These measures consist of payment deferral of three months of principal and interest. In addition, the possibility of customers joining sector agreements for the remaining term until the limit established has been offered that, once said legal moratorium has expired. By type of customer, they are aimed at individuals, individual or self-employed entrepreneurs, and by type of product, mortgage, personal loans or consumer loans.
The moratoriums granted under the sectorial agreement of the AEB are aimed at individuals for up to 12 months of capital deferral in the case of mortgage loans and up to 6 months in personal loans. Said sector agreement has been in force until September 29, 2020, but it was extended until March 31, 2021, although the new conditions only provided for the payment deferral of capital in mortgages up to 9 months, remaining 6 months on personal loans.
In addition, the Official Credit Institute ("ICO") has published several aid programs aimed at the self-employed, SMEs and companies, through which a guarantee of between 60% and 80% is granted for a period of up to 5 years to the new financing granted. The amount of the guarantee and its length depends on the size of the company and the type of aid. For financial operations realized before November 18, 2020 and supported by the government under RDL 8/2020 and RDL34/2020 there was the opportunity until May 15 to extend the deadline up to 3 years and up to a further 12 months of grace period regarding the initial deadlines and grace accorded.
Additionally, there are facilities in terms of deadline extensions (up to 10 years under requirements), change financing operations into participative loans as well as haircut in part of financing (RDL 5/2021 and Code of Good Practices).
The ICO has also subsidized individuals the amount of the rent up to 6 months in loans up to 6 years.
•In Mexico, the National Banking Commission of Securities (“CNBV”) published official letters P285/2020 of March 26, 2020 and P293/2020 of April 15, 2020, allowing the granting of capital and interest payment deferral for a period 4 months extendable for additional 2 additional months. The deadline date of these measures was July 31, 2020. These measures were mainly used by individuals and companies, affecting mortgage loans, personal loans and consumer loans, including credit cards;
•In Turkey, in mid-March 2020 the government announced a program to stimulate the economy (Economic Stability Shield) allowing banks to defer payments for 3 months, with the possibility of extending up to 6 months, which was accompanied by several communications of the Banking Regulation and Supervisory Agency (“BRSA”) in this regard. These supporting measures are granted to both individuals and companies. The deadline to adhere is September 2021.
Likewise, public support programs have been recognized guaranteeing up to 80% of loans granted to companies for a period of 1 year.
•In Colombia, the binding legislation for payment deferral comes from the Financial Superintendency, specifically from its Circulars 07/2020 and 14/2020, as well as from Resolution No. 385. The payment deferral consists of the deferral of payments of principal and interest until 6 months. The term to apply for such payment deferrals has been extended until August 2021.
•In Peru, measures were approved through various official letters issued by the Superintendency of Banking and Insurance (“SBS”), allowing the deferral of principal and interest payments initially up to 6 months and then extended to 12, mainly to individuals, self-employed and small companies. The deadline date for the adoption of these measure was March 31, 2021.
Additionally, there have been public support programs such as “Reactiva”, “Crecer” or “FAE” aimed at companies and micro companies with guaranteed amounts that, depending on the program and the type of company, are in a range of between 60% and 98%. "Reactiva" program allowed to extend the time of previously accepted operations from Apr 2021 to Sep 30, 2021
•In Argentina, payment deferral measures are based on state legislation such as Royal Decree 544/2020 or Decree 319/202, as well as various Central Bank regulations. Aimed at a broad group of customers, they facilitate deferral of capital and interest for up to 3 months. The deadline date for the adoption of these measure was March 31, 2021.
There have been public support programs which offer guarantees up to 100% to micro-SMEs or self-employed and up to 25% to the rest of the companies in financing up to 1 year.
The amount of payment deferrals (existing and completed) under EBA standards and the financing granted with public guarantees given at a Group level, as well as the number of customers of both measures, as of June 30, 2021 and December 31, 2020, are as follows:

Amount of payment deferrals and financing with public guarantees of the Group (Millions of Euros)
	Payment deferrals				Financing with public guarantees
	Existing	Completed	Total	Number of customers	Total	Number of customers	Total payment deferrals and guarantees	(%) credit investment
June 2021	2,778	22,669	25,447	2,651,810	16,093	259,773	41,539	12.0%
December 2020	6,536	21,868	28,405	2,779,964	16,053	249,458	44,458	12.9%
The amount of payment deferrals (existing and completed) under EBA standards and financing granted with public guarantees given at a Group level, broken down by segment, as of June 30, 2021 and December 31, 2020, are as follow:

Amount of payment deferral and financing with public guarantees (Millions of Euros)
	Payment deferrals						Financing with public guarantees
	Existing		Completed		Total
	June 2021	December 2020	June 2021	December 2020	June 2021	December 2020	June 2021	December 2020
Group	2,778	6,536	22,669	21,868	25,447	28,405	16,093	16,053
Customers	2,076	4,503	15,087	14,550	17,162	19,052	1,292	1,235
Of which: Mortgages	1,877	3,587	9,063	7,471	10,941	11,059	1	1
SMEs	488	1,023	4,321	4,743	4,809	5,766	10,739	10,573
Non-financial corporations	202	961	3,074	2,397	3,276	3,358	4,043	4,232
Other	12	50	187	179	199	229	18	13

Amount of payment deferrals by stages (Millions of Euros)
	Stage 1		Stage 2		Stage 3		Total
	June 2021	December 2020	June 2021	December 2020	June 2021	December 2020	June 2021	December 2020
Group	15,126	18,602	7,916	7,736	2,405	2,066	25,447	28,405
Customers	10,341	12,336	4,849	4,997	1,972	1,719	17,162	19,052
Of which: Mortgages	6,570	7,347	3,137	2,844	1,234	867	10,941	11,059
SMEs	3,048	4,147	1,399	1,327	362	292	4,809	5,766
Non-financial corporations	1,563	1,903	1,643	1,399	70	56	3,276	3,358
Other	173	216	26	13	—	—	199	229
The payment deferral measures for bank customers in the different countries in which the Group operates (such as those included in Royal Decree Law 11/2020, as well as in the AEB sectorial agreement to which BBVA has adhered in Spain) result in the temporary suspension, total or partial, of the contractual obligations with a deferral for a specific period of time.
Regarding the classification of exposures according to their credit risk, the Group has maintained a rigorous application of IFRS 9 when granting the payment deferrals and has reinforced the procedures for monitoring credit risk both throughout the life of the transactions and at their maturity. This means that the payment deferrals granting does not imply in itself an automatic trigger for a significant increase in risk and that the transactions subject to the payment deferrals are initially classified in the stage they had previously, unless, based on their risk profile, they should be classified in a worse stage. On the other hand, as evidence of payment has ceased to exist or has been reduced, the Group has introduced additional indicators or segmentations to identify the significant increase in credit risk that may have occurred in some transactions or a set of them and, where appropriate, they have been classified in Stage 2 or Stage 3.
Furthermore, the indications provided by the EBA have been taken into account to not consider forbearance the payment deferrals that meet a series of requirements and have been previously requested before March 31, 2021. All this without prejudice to maintaining its consideration as a forbearance if it was previously qualified as such or classifying the exposure in the corresponding stage previously stated.
On the other hand, the accounting treatment of singular transactions, that is to say, not covered by the general frameworks described, as well as that of the payment deferrals that expire and may require additional support and the requested as of March 31, 2021 is in accordance with the updated evaluation of the customer's credit quality and the characteristics of the solution granted.
Regarding public support for the loans’ lending, it does not affect the evaluation of the significant increase in risk since it is valued through the credit quality of the instrument. In case of extensions a new valuation of credit quality is made and if applicable accounting classification. However, in estimating the expected loss, the existence of the guarantor implies a possible reduction in the level of provisions necessary since, for the hedged part, the loss that would be incurred in the foreclosure of the guarantee is taken into account.
The public guarantees granted in the different geographies in which the Group operates have been considered as an integral part of the terms and conditions of the loans granted under the consideration that the guarantees are granted at the same time that the financing is granted to the client and in a way inseparable from it.
The quantitative information on refinancing and restructuring operations is presented in the Appendix I “Quantitative information refinancing and restructuring operations and other requirement under Bank of Spain Circular 6/2012”.
Measurement of Expected Credit Loss (ECL)
IFRS 9 requires determining the expected credit loss (ECL) of a financial instrument in a way that reflects an unbiased estimation removing any conservatism or optimism, including the time value of money and a forward-looking perspective (including the economic forecast), all this based on the information that is available at a certain point in time and that is reasonable and bearable with respect to future economic conditions.
Therefore, the recognition and measurement of expected credit losses is highly complex and involves the use of significant analysis and estimation including formulation and incorporation of forward-looking economic conditions into the ECL model.
The modeling of the ECL calculation is subject to a governance system that is common to the entire Group. Within this common framework, each geography makes the necessary adaptations to capture its particularities. The methodology, assumptions and observations used by each geography are reviewed annually, and after a validation and approval process, the outcome of this review is incorporated into the ECL calculations.
Risk parameters by homogeneous groups
Expected losses can be estimated both individually and collectively. Regarding the collective estimate, the instruments are distributed in homogeneous groups (segments) that share similar risk characteristics. Following the guidelines established by the Group for the development of models under IFRS 9, each geography performs the grouping based on the information available, its representativeness or relevance and compliance with the necessary statistical requirements.
Depending on the portfolio or the parameter being estimated, one risk driver or another will apply and different segments will reflect differences in PDs and LGDs. Thus, in each segment, changes in the level of credit risk will respond to the impact of changing conditions on the common range of credit risk drivers. The effect on the group’s credit risk in response to changes in forward-looking information will be considered as well. Macroeconomic modeling for each segment is carried out using some of the shared risk characteristics.
These segments share credit risk characteristics such that changes in credit risk in a part of the portfolio are not concealed by the performance of other parts of the portfolio. In that sense, the methodology developed for ECL estimation indicates the risk drivers that have to be taken into account for PD segmentation purposes, depending on whether the estimation is for retail or wholesale portfolios.
As an example of the variables that can be taken into consideration to determine the final models, the following stand out:
•PD - Retail: Contractual residual maturity, credit risk scoring, type of product, days past due, forbearance, time on books, time to maturity, nationality of the debtor, sale channel, original term, indicator of credit card activity, percentage of initial drawn balance in credit cards.
•PD - Wholesale: Credit Risk Rating, type of product, watch-list level, forbearance (client), time to maturity, industry sector, updated balance (y/n), paid off, grace period.
•LGD – retail: credit Risk Scoring, segment, type of product, secured / unsecured, type of collateral, sales channel, nationality, business area, debtor’s commercial segment, forbearance (account), EAD (this risk driver could be correlated with the time on books or the LTV so, before including it, an assessment should be done in order to avoid a double counting effect), time on default of the account (for defaulted exposures), geographical location.
•LGD - wholesale: credit Risk Rating, geographical location, segment, type of product, secured / Unsecured, type of collateral, business area, forbearance (client), debtor’s commercial segment time on default of the deal (for defaulted exposures).
•CCF: wholesale/retail, percentage of initial drawn balance, debtor’s commercial segment, days past due, forbearance, credit limit activity, time on books.
In the BBVA Group, the expected losses calculated are based on the internal models developed for all the Group's portfolios, unless clients are subject to individualized estimates.
Exposures with other credit institutions, sovereign debt or with public administrations are characterized by a low number of defaults, so the Group's historical bases do not contain sufficiently representative information to build impairment models based on them. However, there are external sources of information that, based on broader observations, are capable of providing the necessary inputs to develop models of expected losses. Therefore, based on the rating assigned to these exposures and taking into account the inputs obtained from these sources, the calculations of expected losses are developed internally, including their projection based on the macroeconomic perspectives.
Individual estimation of expected credit losses
The Group periodically and individually reviews the situation and credit rating of its customers, regardless of their classification, taking into consideration the information deemed necessary to do so. It also has procedures in place within the risk management framework to identify the factors that may lead to increased risk and, consequently, to a greater need for provisions.
The monitoring model established by the Group consists of continuously monitoring the risks to which it is exposed, which guarantees their proper classification in the different categories of IFRS 9. The original analysis of the exposures is reviewed through the procedures for updating the rating tools (rating and scoring), which periodically review the financial situation of clients, influencing the classification by stages of exposures.
Within this credit risk management framework, the Group has procedures that guarantee the review, at least annually, of all its wholesale counterparties through the so-called financial programs, which include the current and proposed positioning of the Group with the customer in terms of credit risk. This review is based on a detailed analysis of the client's up-to-date financial situation, which is complemented by other information available in relation to individual perspectives on business performance, industry trends, macroeconomic prospects or other public data. As a result of this analysis, the preliminary rating of the client is obtained, which, after undergoing the internal procedure, can be revised down if deemed appropriate (for example, general economic environment or evolution of the sector). These factors in addition to the information that the client can provide are used to review the ratings even before the scheduled financial plan reviews are conducted if circumstances warrant.
Additionally, the Group has established procedures to identify wholesale customers in the internal Watch List category, which is defined as that risk in which, derived from an individualized credit analysis, an increase in credit risk is observed, either due to economic or financial difficulties or because they have suffered, or are expected to suffer, adverse situations in their environment, without meeting the criteria for classification as impaired risk. Under this procedure, all a customer's Watch List exposures are considered Stage 2 regardless of when they originated, if as a result of the analysis the customer is considered to have significantly increased risk.
Finally, the Group has so-called Workout Committees, both local and corporate, which analyze not only the situation and evolution of significant clients in Watch List and doubtful situations, but also those significant clients in which, without having still rated on Watch List, they may present some Stage 2 rated exposure for a quantitative reason (PD comparison from origination). This analysis is carried out in order to decide if, derived from this situation, all the client's exposures should be considered in the Watch List category, which would imply the migration of all the client's operations to Stage 2 regardless of the date on which they originated.
With this, the Group ensures an individualized review of the credit quality of its wholesale counterparties, identifying the situations in which a change in the risk profile of these clients may have occurred and proceeding, where appropriate, to estimate individualized credit losses. Along with this review, the Group individually estimates the expected losses of those clients whose total exposure exceeds certain thresholds, including those that part of their operations may be classified in stage 1 and part in stage 2. In setting thresholds, each geography determines the minimum amount of a client's exposure whose expected losses must be estimated individually taking into account the following:
•For clients with exposures in stage 3. The analysis of clients with total risk above this threshold implies analyzing at least 40% of the total risk of the wholesale portfolio in stage 3. Although the calibration of the threshold is done on the wholesale portfolio, clients of other portfolios must be analyzed if they exceed the threshold, staying in Stage 3.
•For all other situations. The analysis of clients with total risk above this threshold implies analyzing at least 20% of the total risk of the Watch List wholesale portfolio. Although the threshold calibration is carried out on the exposure classified as Watch List, wholesale clients or clients belonging to other portfolios that have exposures classified as Watch-List and whose total exposure exceeds the mentioned threshold must be analyzed individually, considering both the exposures classified in stage 1 as in stage 2.
Regarding the methodology for the individual estimation of expected losses, it should be mentioned, firstly, that these are measured as the difference between the asset’s carrying amount and the estimated future cash flows discounted at the financial asset’s effective interest rate.
The estimated recoverable amount should correspond to the amount calculated under the following method:
•The present value of estimated future cash flows discounted at the financial asset’s original effective interest rate; and
•The estimation of the recoverable amount of a collateralized exposure reflects the cash flows that may result from the liquidation of the collateral.
The estimated future cash flows depend on the type of approach applied, which can be:
•Going concern scenario: when the entity has updated and reliable information about the solvency and ability of payment of the holders or guarantors. The operating cash flows of the debtor, or the guarantor, continue and can be used to repay the financial debt to all creditors. In addition, collateral may be exercised to the extent it does not influence operating cash flows. The following aspects should be taken into account:
◦Future operating cash flows should be based on the financial statements of the debtor.
◦When the projections made on these financial statements assume a growth rate, a constant or decreasing growth rate must be used over a maximum growth period of 3 to 5 years, and subsequently constant cash flows.
◦The growth rate should be based on the analysis of the evolution of the debtor's financial statements or on a sound and applicable business restructuring plan, taking into account the resulting changes in the structure of the company (for example, due to divestments or the interruption of unprofitable lines of business).
◦(Re)-investments that are needed to preserve cash flows should be considered, as well as any foreseeable future cash-flow changes (e.g. if a patent or a long-term loan expires).
◦When the recoverability of the exposure relies on the realization of the disposal of some assets by the debtor, the selling price should reflect the estimated future cash flows that may result from the sale of the assets less the estimated costs associated with the disposal.
•Gone concern scenario: when the entity does not have updated and reliable information, it should consider that the estimation of loan receivable flows is of high uncertainty. Estimation should be carried out through the estimation of recoverable amounts from the effective real guarantees received. It will not be admissible as effective guarantees, those whose effectiveness depends substantially on the creditworthiness of the debtor or economic group in which it takes part. Under a gone concern scenario, the collateral is exercised and the operating cash flows of the debtor cease. This could be the case if:
◦The exposure has been past due for a long period. There is a rebuttable presumption that the allowance should be estimated under a gone concern criterion when arrears are greater than 18 months.
◦Future operating cash flows of the debtor are estimated to be low or negative.
◦Exposure is significantly collateralized, and this collateral is central to cash-flow generation.
◦ There is a significant degree of uncertainty surrounding the estimation of the future cash flows. This would be the case if the earnings before interest, taxes, depreciation and amortization (EBITDA) of the two previous years had been negative, or if the business plans of the previous years had been flawed (due to material discrepancies in the back-testing).
◦ Insufficient information is available to perform a going concern analysis.

Significant increase in credit risk
As indicated in Note 2.2 of the Group Annual Accounts as of December 2020, the criteria for identifying the significant increase in risk are applied consistently throughout the Group, distinguishing between quantitative reasons or by comparison of probabilities of default and qualitative reasons (more than 30 days of default, watch list consideration or non-impaired refinancing).
To manage credit risk, the Group uses all relevant information that is available and that may affect the credit quality of the exposures. This information may come mainly from the internal processes of admission, analysis and monitoring of operations, from the strategy defined by the Group regarding the price of operations or distribution by geographies, products or sectors of activity, from the observance of the macroeconomic environment, from market data such as interest rate curves, or prices of the different financial instruments, or from external sources of credit rating.
This set of information is the basis for determining the rating and scoring corresponding to each of the exposures and which are assigned a probability of default (PD) that, as already mentioned, it undergoes an annual review process that assesses its representativeness (back testing) and is updated with new observations. Furthermore, the projection of these PDs over time has been modeled based on macroeconomic expectations, which allows obtaining the probabilities of default throughout the life of the operations.
Based on this common methodology, and in accordance with the provisions of IFRS 9 and the EBA guidelines on credit risk management practices (EBA / GL / 2017/06), each geography has established absolute and relative thresholds for identifying whether the expected changes in the probabilities of default have increased significantly compared to the initial moment, adapted to the particularities of each one of them in terms of origination levels, product characteristics, distribution by sectors or portfolios, and macroeconomic situation. To establish the aforementioned thresholds, a series of general principles are considered, such as:
•Uniformity: Based on the rating and scoring systems that, in a homogeneous manner, are implemented in the Group's units.
•Stability: The thresholds must be established to identify the significant increase in risk produced in exposures since their initial recognition and not only to identify those situations in which it is already foreseeable that they will reach the level of impairment. For this reason, it is to be expected that of the total exposures there will always be a representative group for which said increased risk is identified.
•Anticipation: The thresholds must consider the identification of the increased risk in advance with respect to the recognition of the exposures as impaired or even before a real default occurs. The calibration of the thresholds should minimize the cases in which the instruments are classified in stage 3 without having previously been recognized as stage 2.
•Indicators or metrics: It is expected that the classification of the exposures in stage 2 will have sufficient permanence to allow them to develop an anticipatory management of them before, where appropriate, they end up migrating to stage 3.
•Symmetry: IFRS 9 provides for a symmetric treatment both to identify the significant increase in risk and to identify that it has disappeared, so the thresholds also work to improve the credit classification of exposures. In this sense, it is expected that the cases in which the exhibitions that improve from stage 3 are directly classified into stage 1 will be minimal.
•The identification of the significant increase in risk from the comparison of the probabilities of default should be the main reason why exposures in stage 2 are recognized.
Specifically, a contract will be transferred to stage 2 when the following two conditions are met by comparing the current PD values and the origination PD values:
(Current PD)/(origination PD) - 1*100 > Relative Threshold (%) and
Current PD – origination PD > Absolute threshold (pbs)
These absolute and relative thresholds are consistently established for each geography and for each portfolio, taking into account their particularities and based on the principles described. The thresholds set by each geography are included within the annual review process and, generally speaking, are in the range of 30% to 250% for the relative threshold and from 10 to 150 basis points for the absolute threshold.
The establishment of absolute and relative thresholds, as well as their different levels, comply with the provisions of IFRS 9 when it indicates that a certain change, in absolute terms, in the risk of a default will be more significant for a financial instrument with a lower initial risk of default compared to a financial instrument with higher initial risk of default.
For existing contracts before the implementation of IFRS 9, given the limitations in the information available on them, the thresholds are calibrated based on the PDs obtained from the prudential or economic models for calculating capital.
Risk Parameters Adjusted by Macroeconomic Scenarios
Expected credit loss (ECL) must include forward looking information, in accordance with IFRS 9, which states that the comprehensive credit risk information must incorporate not only historical information but also all relevant credit information, also including forward-looking macroeconomic information. BBVA uses the typical credit risk parameters PD, LGD and EAD in order to calculate the ECL for the credit portfolios.
BBVA´s methodological approach in order to incorporate the forward looking information aims to determine the relation between macroeconomic variables and risk parameters following three main steps:
• Step 1: Analysis and transformation of time series data.
• Step 2: For each dependent variable find conditional forecasting models that are economically consistent.
• Step 3: Select the best conditional forecasting model from the set of candidates defined in Step 2, based on their forecasting capacity.
How economic scenarios are reflected in calculation of ECL
The forward looking component is added to the calculation of the ECL through the introduction of macroeconomic scenarios as an input. Inputs highly depend on the particular combination of region and portfolio, so inputs are adapted to available data regarding each of them.
Based on economic theory and analysis, the main indicators most directly relevant for explaining and forecasting the selected risk parameters (PD, LGD and EAD) are:
•The net income of families, corporates or public administrations.
• The outstanding payment amounts on the principal and interest on the financial instruments.
• The value of the collateral assets pledged to the loan.
BBVA Group approximates these variables by using a proxy indicator from the set included in the macroeconomic scenarios provided by the BBVA Research department.
Only a single specific indicator for each of the three categories can be used and only one of the following core macroeconomic indicators should be chosen as first option:
•The real GDP growth for the purpose of conditional forecasting can be seen as the only “factor” required for capturing the influence of all potentially relevant macro-financial scenarios on internal PDs and LGD.
•The most representative short term interest rate (typically the policy rate or the most liquid sovereign yield or interbank rate) or exchange rates expressed in real terms.
•A comprehensive and representative index of the price of real estate properties expressed in real terms in the case of mortgage loans and a representative and real term index of the price of the relevant commodity for corporate loan portfolios concentrated in exporters or producers of such commodity.
Real GDP growth is given priority over any other indicator not only because it is the most comprehensive indicator of income and economic activity but also because it is the central variable in the generation of macroeconomic scenarios.
Multiple scenario approach
IFRS 9 requires calculating an unbiased probability weighted measurement of expected credit losses (“ECL”) by evaluating a range of possible outcomes, including forecasts of future economic conditions.
The BBVA Research teams within the BBVA Group produce forecasts of the macroeconomic variables under the baseline scenario, which are used in the rest of the related processes of the Group, such as budgeting, ICAAP and risk appetite framework, stress testing, etc.
Additionally, the BBVA Research teams produce alternative scenarios to the baseline scenario so as to meet the requirements under the IFRS 9 standard.
Alternative macroeconomic scenarios
•For each of the macro-financial variables, BBVA Research produces three scenarios.
•BBVA Research tracks, analyzes and forecasts the economic environment to provide a consistent forward looking assessment about the most likely scenario and risks that impact BBVA’s footprint. To build economic scenarios, BBVA Research combines official data, econometric techniques and expert judgment.
•Each of these scenarios corresponds to the expected value of a different area of the probabilistic distribution of the possible projections of the economic variables.
•The non-linearity overlay is defined as the ratio between the probability-weighted ECL under the alternative scenarios and the baseline scenario, where the scenario’s probability depends on the distance of the alternative scenarios from the base one.
•BBVA Group establishes equally weighted scenarios, being the probability 34% for the baseline scenario, 33% for the worst alternative scenario and 33% for the best alternative scenario.
The approach in BBVA Group consists on using the scenario that is the most likely scenario, which is the baseline scenario, consistent with the rest of internal processes (ICAAP, Budgeting…) and then applying an overlay adjustment that is calculated by taking into account the weighted average of the ECL determined by each of the scenarios. This effect is calculated taking into account the average weight of the expected loss determined for each scenario.
It is important to note that in general, it is expected that the effect of the overlay is to increase the ECL. It is possible to obtain an overlay that does not have that effect, whenever the relationship between macro scenarios and losses is linear. However, the overlay is not expected to reduce the ECL.
On the other hand, the BBVA Group also takes into account the range of possible scenarios when defining its significant increase in credit risk. Thus, the PDs used in the quantitative process to identify the significant increase in credit risk will be those that result from making a weighted average of the PDs calculated under the three scenarios.
Macroeconomic scenarios used on the calculation of expected credit losses
The COVID-19 pandemic has generated a macroeconomic uncertainty situation with a direct impact on credit risk of the entities, particularly, on the expected credit losses under IFRS9.
This situation has allowed the accounting authorities and the banking supervisors to adopt measures in order to mitigate the impacts that this crisis could imply on the calculation of expected credit losses under IFRS9 as well as on solvency.
One of these measures was to mitigate the potential procyclicality of the accounting regulation. Although, BBVA group adopted measures aligned with this indication, as of June 30th 2021, these measures have practically no effect on the consideration of forward looking information, once the different economies have initiated a recovery after the declines recorded in the main macroeconomic variables during 2020.
The estimate for the next five years of the Gross Domestic Product (GDP), of the variation in the unemployment rate and of the House Price Index (HPI), for the most relevant countries where it represents a significant factor, is determined by BBVA Research and it has been used at the time of the calculation of the expected credit loss as of June 30, 2021:

Positive scenario of GDP, unemployment rate and HPI for the main geographies
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2021	6.09%	15.38%	(1.88)%	5.54%	4.67%	1.02%	8.90%	12.69%
2022	7.44%	13.05%	1.94%	3.41%	4.65%	1.36%	6.83%	11.74%
2023	2.99%	11.11%	4.16%	2.41%	4.62%	0.79%	4.19%	12.15%
2024	2.28%	9.73%	3.91%	2.06%	4.57%	2.36%	4.11%	12.47%
2025	2.22%	8.49%	3.49%	1.69%	4.50%	2.77%	4.15%	12.53%
2026	2.18%	7.39%	2.94%	1.51%	4.44%	2.58%	4.16%	12.54%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2021	12.65%	9.90%	11.81%	9.95%	6.85%	15.83%
2022	6.54%	8.55%	5.86%	8.63%	5.66%	14.76%
2023	3.92%	8.30%	2.19%	7.91%	3.40%	14.26%
2024	3.59%	6.98%	2.10%	7.40%	3.51%	12.76%
2025	3.38%	6.80%	2.12%	6.84%	3.51%	11.64%
2026	3.30%	6.72%	2.22%	6.82%	3.61%	10.76%

Estimate of GDP, unemployment rate and HPI for the main geographies
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2021	5.47%	16.58%	(3.28)%	4.67%	4.78%	1.08%	4.98%	13.91%
2022	6.96%	14.65%	0.33%	2.77%	4.84%	1.24%	4.50%	13.12%
2023	2.91%	12.73%	3.62%	2.31%	4.77%	0.68%	4.03%	12.76%
2024	2.27%	11.30%	3.49%	2.02%	4.70%	2.40%	3.99%	12.71%
2025	2.22%	10.00%	3.04%	1.67%	4.63%	2.75%	4.03%	12.71%
2026	2.19%	8.75%	2.49%	1.49%	4.56%	2.56%	4.04%	12.71%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2021	10.01%	10.04%	7.01%	10.80%	5.46%	16.03%
2022	4.76%	8.79%	2.98%	9.68%	4.80%	15.05%
2023	3.78%	8.52%	2.02%	8.65%	3.40%	14.55%
2024	3.59%	7.17%	2.00%	7.93%	3.51%	13.05%
2025	3.38%	6.97%	1.99%	7.33%	3.51%	11.93%
2026	3.30%	6.90%	2.09%	7.33%	3.61%	11.03%

Negative scenario of GDP, unemployment rate and HPI for the main geographies
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2021	4.87%	17.74%	(4.70)%	3.84%	4.91%	1.09%	0.99%	15.09%
2022	6.51%	16.20%	(1.08)%	2.12%	5.03%	1.03%	1.86%	14.56%
2023	2.83%	14.30%	3.03%	2.22%	4.94%	0.49%	3.88%	13.41%
2024	2.23%	12.87%	2.84%	1.97%	4.84%	2.32%	3.90%	12.94%
2025	2.18%	11.53%	2.28%	1.63%	4.76%	2.75%	3.96%	12.89%
2026	2.15%	10.13%	1.73%	1.45%	4.69%	2.56%	3.96%	12.88%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2021	7.36%	10.18%	2.26%	11.62%	4.06%	16.22%
2022	2.97%	9.04%	(0.26)%	10.69%	3.89%	15.33%
2023	3.63%	8.75%	1.82%	9.38%	3.40%	14.82%
2024	3.59%	7.38%	1.86%	8.43%	3.51%	13.32%
2025	3.38%	7.18%	1.84%	7.79%	3.51%	12.18%
2026	3.30%	7.11%	1.93%	7.80%	3.61%	11.27%
Sensitivity to macroeconomic scenarios
A sensitivity exercise has been carried out on the expected losses due to variations in the key hypotheses as they are the ones that introduce the greatest uncertainty in estimating such losses. As a first step, GDP and House Prices have been identified as the most relevant variables. These variables have been subjected to shocks of +/- 100 bps in their entire window with impact of the macro models. Independent sensitivities have been assessed, under the assumption of assigning a 100% probability to each determined scenario with these independent shocks.
Variation in provisions is determined both by re-staging (that is: in worse scenarios due to the recognition of lifetime credit losses for additional operations that are transferred to stage 2 from stage 1 where 12 months of losses are valued: or vice versa in improvement scenarios) as well as variations in the collective risk parameters (PD and LGD) of each financial instrument due to the changes defined in the macroeconomic forecasts of the scenario.
The expected loss variation is as follow:

June 2021 (*)
	BBVA Group					Spain			Mexico			Turkey
GPD	Total Portfolio	Retail	Mortgages	Wholesaler	Fixed income	Total Portfolio	Mortgages	Companies	Total Portfolio	Mortgages	Cards	Total Portfolio	Mortgages	Cards
-100pb	3.32%	3.15%	3.41%	4.28%	1.73%	3.32%	4.03%	4.16%	3.73%	2.06%	6.57%	1.56%	1.58%	1.62%
+100pb	(3.07)%	(2.90)%	(2.92)%	(4.01)%	(1.73)%	(3.06)%	(3.35)%	(3.97)%	(3.56)%	(1.96)%	(6.07)%	(1.47)%	(1.55)%	(1.47)%
Housing price
-100pb							5.17%	0.78%		3.66%
+100pb							(5.11)%	(0.77)%		(3.43)%
(*) Last available data as of May 31, 2021, and from Turkey as of December 31, 2020.
Additional adjustments to expected losses measurement
In addition to what is described on individualized and collective estimates of expected losses and macroeconomic estimates, the Group may supplement the expected losses if it deems it necessary to account for the effects that may not be included, either by considering risk drivers or by the incorporation of sectorial particularities or that may affect a set of operations or borrowers. These adjustments should be temporary, until the reasons that motivated them disappear or materialize.
For this reason, the expected losses have been supplemented with additional amounts that have been considered necessary to collect the particular characteristics of borrowers, sectors or portfolios and that may not be identified in the general process. In order to incorporate those effects that are not included in the impairment models, there are management adjustments to the expected losses which amount to 348 million euros as of June 30, 2021, 315 million in Spain and 32 million euros in Peru. The variation in Spain and Peru is driven by an additional provision given the possibility of new extensions in the financing granted or agreements aimed at ensuring business viability.
Credit risk exposure
In accordance with IFRS 7 “Financial Instruments: Disclosures”, the BBVA Group’s credit risk exposure by headings in the balance sheets as of June 30, 2021 and December 31, 2020 is provided below. It does not consider the loss allowances and the availability of collateral or other credit enhancements to enable compliance with payment obligations. The details are broken down by the nature of the financial instruments and counterparties:

Maximum credit risk exposure (Millions of Euros)
	Notes	June 2021	Stage 1	Stage 2	Stage 3
Financial assets held for trading		76,852
Debt securities	9	25,116
Equity instruments	9	14,315
Loans and advances	9	37,421
Non-trading financial assets mandatorily at fair value through profit or loss		5,742
Loans and advances	10	722
Debt securities	10	194
Equity instruments	10	4,827
Financial assets designated at fair value through profit or loss	11	1,107
Derivatives (trading and hedging)		43,528
Financial assets at fair value through other comprehensive income		73,252
Debt securities		71,877	71,531	345	—
Equity instruments	12	1,347
Loans and advances to credit institutions	12	27	27	—	—
Financial assets at amortized cost		379,722	332,953	31,734	15,036
Loans and advances to central banks		5,098	5,098	—	—
Loans and advances to credit institutions		11,877	11,858	15	4
Loans and advances to customers		327,372	280,797	31,562	15,013
Debt securities		35,375	35,199	157	19
Total financial assets risk		580,202	—	—	—
Total loan commitments and financial guarantees		159,688	148,865	10,019	804
Loan commitments given	30	112,127	106,241	5,745	141
Financial guarantees given	30	10,937	9,620	1,044	273
Other commitments given	30	36,624	33,004	3,231	389
Total maximum credit exposure		739,890

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2020	Stage 1	Stage 2	Stage 3
Financial assets held for trading		68,075
Debt securities	9	23,970
Equity instruments	9	11,458
Loans and advances	9	32,647
Non-trading financial assets mandatorily at fair value through profit or loss		5,198
Loans and advances	10	709
Debt securities	10	356
Equity instruments	10	4,133
Financial assets designated at fair value through profit or loss	11	1,117
Derivatives (trading and hedging)		46,302
Financial assets at fair value through other comprehensive income		69,537
Debt securities		68,404	67,995	410	—
Equity instruments	12	1,100
Loans and advances to credit institutions	12	33	33	—	—
Financial assets at amortized cost		379,857	334,552	30,607	14,698
Loans and advances to central banks		6,229	6,229	—	—
Loans and advances to credit institutions		14,591	14,565	20	6
Loans and advances to customers		323,252	277,998	30,581	14,672
Debt securities		35,785	35,759	6	20
Total financial assets risk		570,084	—	—	—
Total loan commitments and financial guarantees		179,440	165,726	12,682	1,032
Loan commitments given	30	132,584	124,104	8,214	265
Financial guarantees given	30	10,665	9,208	1,168	290
Other commitments given	30	36,190	32,414	3,300	477
Total maximum credit exposure		749,524
The breakdown by geographical location and Stage of the maximum credit risk exposure, the accumulated allowances recorded and the carrying amount of the loans and advances to customers at amortized cost as of June 30, 2021 and December 31, 2020 is shown below:

June 2021 (Millions of Euros)
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (*)	197,698	170,980	18,575	8,143	(5,378)	(697)	(974)	(3,707)	192,320	170,283	17,601	4,436
Mexico	54,931	48,722	4,463	1,746	(2,056)	(719)	(402)	(935)	52,875	48,003	4,061	811
Turkey (**)	39,186	31,215	4,616	3,355	(2,275)	(197)	(438)	(1,640)	36,911	31,019	4,178	1,715
South America (***)	34,532	28,866	3,906	1,760	(1,903)	(357)	(430)	(1,117)	32,629	28,510	3,476	643
Others	1,025	1,013	3	9	(8)	(1)	—	(7)	1,017	1,012	2	2
Total (****)	327,372	280,797	31,562	15,013	(11,620)	(1,970)	(2,244)	(7,406)	315,752	278,827	29,318	7,607
Of which: individual					(2,653)	(5)	(541)	(2,107)
Of which: collective					(8,966)	(1,965)	(1,703)	(5,298)
(*) Spain includes all the countries where BBVA, S.A. operates
(**) Turkey includes all the countries in which Garanti BBVA operates.
(***) In South America, BBVA Group operates in Argentina, Colombia, Peru and Uruguay.
(****) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation (PPA) and were originated mainly in the acquisition of Catalunya Banc S.A. (as of June 30, 2021, the remaining balance was €301 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the instrument or applied as allowances in the value of the financial instrument when the losses materialize.

December 2020 (Millions of Euros)
		Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (*)	195,983	171,397	16,387	8,199	(5,679)	(753)	(849)	(4,077)	190,304	170,644	15,538	4,122
Mexico	52,211	46,373	4,071	1,767	(2,211)	(685)	(442)	(1,083)	50,000	45,688	3,628	684
Turkey (**)	39,633	30,832	5,806	2,995	(2,338)	(246)	(535)	(1,557)	37,295	30,586	5,272	1,438
South America (***)	34,499	28,484	4,312	1,703	(1,870)	(320)	(460)	(1,090)	32,629	28,165	3,852	612
Others	925	912	5	8	(7)	(1)	—	(6)	918	911	4	2
Total (****)	323,252	277,998	30,581	14,672	(12,105)	(2,005)	(2,287)	(7,813)	311,147	275,993	28,294	6,860
Of which: individual					(2,611)	(10)	(479)	(2,122)
Of which: collective					(9,494)	(1,995)	(1,808)	(5,691)
(*) Spain includes all the countries where BBVA, S.A. operates.
(**) Turkey includes all the countries in which Garanti BBVA operates.
(***) In South America, BBVA Group operates in Argentina, Colombia, Peru and Uruguay.
(****) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation (PPA) and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2020, the remaining balance was €363 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the instrument or applied as allowances in the value of the financial instrument when the losses materialize.
The breakdown by counterparty and product of the maximum credit risk exposure, the accumulated allowances recorded, as well as the carrying amount by type of product, classified in different headings of the assets as of June 30, 2021 and December 31, 2020 is shown below:

June 2021 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	31	—	182	2,549	619	3,381	3,544
Credit card debt	—	—	—	2	1,450	11,760	13,213	14,235
Commercial debtors		603	—	728	14,971	70	16,372	16,578
Finance leases	—	202	—	6	7,261	327	7,795	8,131
Reverse repurchase loans	933	—	1,781	2	—	—	2,716	2,731
Other term loans	3,986	18,657	3,855	5,822	110,475	135,339	278,134	287,986
Advances that are not loans	168	275	6,251	3,529	1,052	560	11,835	11,890
LOANS AND ADVANCES	5,087	19,769	11,887	10,270	137,759	148,675	333,448	345,097
By secured loans
Of which: mortgage loans collateralized by immovable property		354	—	248	22,213	94,707	117,522	120,904
Of which: other collateralized loans	919	1,024	314	334	3,779	2,011	8,380	8,857
By purpose of the loan
Of which: credit for consumption						41,120	41,120	44,087
Of which: lending for house purchase						94,959	94,959	96,551
By subordination
Of which: project finance loans					10,240		10,240	10,715

December 2020 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	7	—	502	1,798	528	2,835	3,021
Credit card debt	—	—	—	2	1,485	11,605	13,093	14,220
Commercial debtors		898	—	317	14,262	67	15,544	15,796
Finance leases	—	197	—	6	7,125	322	7,650	8,013
Reverse repurchase loans	472	—	1,914	—	71	—	2,457	2,463
Other term loans	5,690	18,111	3,972	5,799	111,141	132,603	277,317	287,467
Advances that are not loans	48	260	8,721	3,191	1,084	473	13,777	13,833
LOANS AND ADVANCES	6,209	19,475	14,608	9,817	136,966	145,598	332,672	344,813
By secured loans
Of which: mortgage loans collateralized by immovable property		372	—	209	22,091	94,147	116,819	120,194
Of which: other collateralized loans	472	952	—	317	3,763	2,059	7,562	7,776
By purpose of the loan
Of which: credit for consumption						39,799	39,799	43,037
Of which: lending for house purchase						94,098	94,098	95,751
By subordination
Of which: project finance loans					10,721		10,721	11,032
The value of guarantees received as of June 30, 2021 and December 31, 2020, is as follows:

Guarantees received (Millions of Euros)
	June 2021	December 2020
Value of collateral	117,917	116,900
Of which: guarantees normal risks under special monitoring	11,951	11,296
Of which: guarantees non-performing risks	3,699	3,577
Value of other guarantees	47,988	47,012
Of which: guarantees normal risks under special monitoring	6,042	4,045
Of which: guarantees non-performing risks	768	575
Total value of guarantees received	165,906	163,912
Impaired secured loans The breakdown of loans and advances, within the heading “Financial assets at amortized cost”, impaired loans and advances and accumulated impairment, as well as the gross carrying amount, by counterparties as of June 30, 2021 and December 31, 2020, is as follows:

June 2021 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment	Impaired loans and advances as a % of the total
Central banks	5,098	—	(12)	—
General governments	19,711	67	(38)	0.3%
Credit institutions	11,877	4	(17)	—
Other financial corporations	10,297	14	(27)	0.1%
Non-financial corporations	143,226	8,082	(6,009)	5.6%
Households	154,137	6,850	(5,546)	4.4%
LOANS AND ADVANCES	344,348	15,017	(11,649)	4.4%

December 2020 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment	Impaired loans and advances as a % of the total
Central banks	6,229	—	(20)	—
General governments	19,439	76	(48)	0.4%
Credit institutions	14,591	6	(16)	—
Other financial corporations	9,856	14	(39)	0.1%
Non-financial corporations	142,547	7,477	(6,123)	5.2%
Households	151,410	7,106	(5,895)	4.7%
LOANS AND ADVANCES	344,072	14,678	(12,141)	4.3%

The changes during the six months ended June 30, 2021, and the year ended December 31, 2020 of impaired financial assets and contingent risks (financial assets and guarantees given) are as follows:

Changes in impaired financial assets and guarantees given (Millions of Euros)
	June 2021	December 2020
Balance at the beginning	15,478	16,770
Additions	4,235	9,533
Decreases (*)	(2,000)	(5,024)
Net additions	2,236	4,509
Amounts written-off	(1,918)	(3,603)
Exchange differences and other	(96)	(968)
Discontinued operations	—	(1,230)
Balance at the end	15,700	15,478
(*) Reflects the total amount of impaired loans derecognized from the consolidated balance sheet throughout the period as a result of mortgage foreclosures and real estate assets received in lieu of payment as well as monetary recoveries. Loss allowancesBelow are the changes in the six months ended June 30, 2021, and the year ended December 31, 2020 in the provisions recognized on the accompanying condensed consolidated balance sheets to cover the estimated loss allowances in loans and advances of financial assets at amortized cost:

Changes in loss allowances of loans and advances at amortized cost (Millions of Euros)
	June 2021	December 2020
Balance at the beginning of the period	(12,141)	(12,427)
Increase in loss allowances charged to income	(4,480)	(9,274)
Stage 1	(966)	(1,699)
Stage 2	(1,022)	(2,169)
Stage 3	(2,491)	(5,407)
Decrease in loss allowances charged to income	2,906	4,381
Stage 1	930	1,485
Stage 2	717	1,077
Stage 3	1,259	1,818
Transfer to written-off loans, exchange differences and other	2,065	4,056
Transfer to discontinued operations	—	1,123
Closing balance	(11,649)	(12,141)
Liquidity and funding risk
In view of the initial uncertainty caused by the outbreak of COVID-19 in March 2020, the various different central banks provided a joint response through specific measures and programs, the extent of which, in some cases, has been extended until 2021 to facilitate the financing of the real economy and the provision of liquidity in the financial markets, increasing liquidity buffers in almost all geographical areas.
The BBVA Group maintains a solid liquidity position in every geographical area in which it operates, with liquidity ratios well above the minimum required:
•The BBVA Group's liquidity coverage ratio (LCR) remained comfortably above 100% throughout the first half of 2021, and stood at 179% as of June, 30. For the calculation of this ratio, it is assumed that there is no transfer of liquidity among subsidiaries; i.e. no type of excess liquidity levels in foreign subsidiaries are considered in the calculation of the consolidated ratio. When considering these excess liquidity levels, the BBVA Group's LCR would stand at 218%.
•The net stable funding ratio (NSFR), defined as the ratio between the amount of stable funding available and the amount of stable funding required, demands banks to maintain a stable funding profile in relation to the composition of their assets and off-balance sheet activities. This ratio should be at least 100% at all times. The BBVA Group's NSFR ratio, calculated based on the criteria established in the Regulation (UE) 2019/876 of the European Parliament and the European Council, as of 20 May, 2019; whose starting date is June 2021, stood at 134% as of June 30, 2021.
One of the key elements in BBVA's Group liquidity and funding management is the maintenance of large high quality liquidity buffers in all business areas where the group operates. In this respect, the Group has maintained for the last 12 months an average volume of high quality liquid assets (HQLA) accounting to €148 billion, among which, 95% correspond to maximum quality assets (LCR Tier 1).
The main transactions carried out in wholesale financing markets by the companies that form part of the BBVA Group on the first half of 2021 were:
•In March 2021 BBVA, S.A. issued preferred senior debt totaling €1,000 million at 0.125%.
•In Turkey, there have been no issuances during the first half of 2021. On June 2, BBVA Garanti renewed 100% of a syndicated loan indexed to sustainability criteria. Formed by two separate sections, amounting to USD 279 million of euros and €294 million of euros with a 1-year expiration date and signed by 34 banks from 18 different countries.